Exhibit 99.1

Walmart Announces Early Participation Results, Upsizing and Satisfaction of the Financing Condition for its Cash Tender Offer

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER-MANAGERS AND THE INFORMATION AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.

BENTONVILLE, Ark., September 22, 2021 — Walmart Inc. (NYSE: WMT) (“Walmart” or the “Company”) announced today results as of the Early Participation Date (as defined below) for its previously announced offer to purchase for cash the securities listed in Table I below (collectively, the “Securities”) (such offer to purchase, the “Tender Offer”). Walmart also announced that it is increasing the maximum aggregate principal amount of Securities it will accept for purchase in the Tender Offer from the previously announced amount of $8,000,000,000 to $10,000,000,000 (as hereby amended, the “Maximum Principal Amount”). In connection therewith, Walmart also announced that it has satisfied the previously announced Financing Condition for the Tender Offer.

The Tender Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 8, 2021 (as hereby amended and as it may be amended or supplemented from time to time in the future, the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

As previously announced, the Early Participation Date for the Tender Offer was 5:00 p.m., New York City time, on September 21, 2021 (the “Early Participation Date”). The Early Participation Date was not extended. The aggregate principal amount of the Securities of each series that were validly tendered and not validly withdrawn in the Tender Offer at or prior to the Early Participation Date is set forth in Table I below. Because the aggregate principal amount of Securities validly tendered and not validly withdrawn in the Tender Offer at or prior to the Early Participation Date exceeds the Maximum Principal Amount (as amended), the Company will not accept for purchase any Securities tendered after the Early Participation Date. Securities tendered in the Tender Offer and not purchased on the Early Payment Date will be returned promptly after the Early Payment Date.

TABLE I
Title of Security	Security Identifiers	Applicable Maturity Date/Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Aggregate Principal Amount Tendered as of the Early Participation Date	Percent of Amount Outstanding Tendered as of the Early Participation Date
7.55% Notes due 2030	CUSIP: 931142 BF9 ISIN: US931142BF98	February 15, 2030	$588	1	$119,265,000	20.27%
6.750% Debentures due 2023	CUSIP: 931142 AU7 ISIN: US931142AU74	October 15, 2023	$152	2	$1,755,000	1.15%
6.500% Notes due 2037	CUSIP: 931142 CK7 ISIN: US931142CK74	August 15, 2037	$1,300	3	$261,679,000	20.14%
5.875% Notes due 2027	CUSIP: 931142 CH4 ISIN: US931142CH46	April 5, 2027	$483	4	$110,014,000	22.78%
6.200% Notes due 2038	CUSIP: 931142 CM3 ISIN: US931142CM31	April 15, 2038	$919	5	$116,276,000	12.65%
5.625% Notes due 2040	CUSIP: 931142 CS0 ISIN: US931142CS01	April 1, 2040	$751	6	$142,444,000	18.96%
5.625% Notes due 2041	CUSIP: 931142 DB6 ISIN: US931142DB66	April 15, 2041	$918	7	$305,298,000	33.24%
5.25% Notes due 2035	CUSIP: 931142 CB7 ISIN: US931142CB75	September 1, 2035	$1,968	8	$634,878,000	32.27%
5.000% Notes due 2040	CUSIP: 931142 CY7 ISIN: US931142CY78	October 25, 2040	$519	9	$125,068,000	24.12%
4.875% Notes due 2040	CUSIP: 931142 CV3 ISIN: US931142CV30	July 8, 2040	$378	10	$101,452,000	26.86%
4.750% Notes due 2043	CUSIP: 931142 DK6 ISIN: US931142DK65	April 2, 2043*	$269	11	$38,136,000	14.16%
4.300% Notes due 2044	CUSIP: 931142 DQ3 ISIN: US931142DQ36	October 22, 2043*	$502	12	$172,387,000	34.35%

TABLE I
Title of Security	Security Identifiers	Applicable Maturity Date/Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Aggregate Principal Amount Tendered as of the Early Participation Date	Percent of Amount Outstanding Tendered as of the Early Participation Date
3.625% Notes due 2047	CUSIP: 931142 DW0 ISIN: US931142DW04	June 15, 2047*	$1,000	13	$566,440,000	56.64%
4.000% Notes due 2043	CUSIP: 931142 DG5 ISIN: US931142DG53	October 11, 2042*	$709	14	$295,900,000	41.71%
4.050% Notes due 2048	CUSIP: 931142 EC3 ISIN: US931142EC31	December 29, 2047*	$3,000	15	$1,317,319,000	43.91%
3.950% Notes due 2038	CUSIP: 931142 EB5 ISIN: US931142EB57	December 28, 2037*	$1,500	16	$924,862,000	61.66%
2.950% Notes due 2049	CUSIP: 931142 EP4 ISIN: US931142EP44	March 24, 2049*	$1,000	17	$371,473,000	37.15%
3.700% Notes due 2028	CUSIP: 931142 EE9 ISIN: US931142EE96	March 26, 2028*	$2,750	18	$1,270,665,000	46.21%
3.550% Notes due 2025	CUSIP: 931142 ED1 ISIN: US931142ED14	April 26, 2025*	$1,500	19	$625,335,000	41.69%
3.400% Notes due 2023	CUSIP: 931142EK5 ISIN: US931142EK56	May 26, 2023*	$2,750	20	$469,846,000	17.09%
3.250% Notes due 2029	CUSIP: 931142 EN9 ISIN: US931142EN95	April 8, 2029*	$1,250	21	$517,239,000	41.38%
3.050% Notes due 2026	CUSIP: 931142 EM1 ISIN: US931142EM13	May 8, 2026*	$1,250	22	$451,135,000	36.09%
2.850% Notes due 2024	CUSIP: 931142 EL3 ISIN: US931142EL30	June 8, 2024*	$1,500	23	$510,429,000	34.03%
2.650% Notes due 2024	CUSIP: 931142 DV2 ISIN: US931142DV21	October 15, 2024*	$1,000	24	$369,824,000	36.98%
2.375% Notes due 2029	CUSIP: 931142 EQ2 ISIN: US931142EQ27	June 24, 2029*	$500	25	$205,047,000	41.01%

*	Refers to the par call date for such series of Securities.

Withdrawal rights for the Tender Offer expired at 5:00 p.m., New York City time, on September 21, 2021, and were not extended. Accordingly, Securities tendered in the Tender Offer may no longer be withdrawn. Subject to the satisfaction or waiver of the conditions to the Tender Offer described in the Offer to Purchase (other than the Financing Condition, which has been satisfied), the Company intends to accept for purchase Securities up to the Maximum Principal Amount validly tendered in the Tender Offer (and not validly withdrawn) at or prior to the Early Participation Date. The early payment date for the Tender Offer will be promptly following the Early Participation Date and is expected to be on or about September 23, 2021.

The applicable “Reference Yield” and resulting “Total Consideration” payable per $1,000 principal amount for each series of Securities subject to the Tender Offer will be determined with respect to such series of Securities at 10:00 a.m., New York City time, on September 22, 2021.

The Tender Offer will expire at 11:59 p.m., New York City time, on October 5, 2021, unless such deadline is extended or the Tender Offer is earlier terminated by the Company (such date and time, as the same may be extended, the “Expiration Date”), subject to applicable law.

Copies of the Offer to Purchase and all announcements, press releases and notices can also be obtained from the Information Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to DTC and holders are urged to contact the Information Agent for the relevant announcements relating to the Tender Offer.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Tender Offer.

Barclays Capital Inc. (“Barclays”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and TD Securities (USA) LLC (“TD Securities”) are acting as lead dealer-managers (the “Lead Dealer-Managers”), BNP Paribas Securities Corp., Goldman Sachs & Co. LLC and NatWest Markets Securities Inc. are acting as co-dealer-managers (the “Co-Dealer-Managers”), BofA Securities, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are acting as senior co-managers (the “Senior Co-Managers”), and BBVA Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., Standard Chartered Bank, U.S. Bancorp Investments, Inc., SMBC Nikko Securities America, Inc., ICBC Standard Bank Plc, Lloyds Securities Inc., Loop Capital Markets LLC, Academy Securities, Inc., AmeriVet Securities, Inc., CastleOak Securities, L.P., C.L. King & Associates, Inc., Guzman & Company, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC are acting as co-managers (the “Co-Managers” and collectively with the Lead Dealer-Managers, the Co-Dealer Managers and the Senior Co-Managers, the “Dealer-Managers”) in connection with the Tender Offer. Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depositary (the “Depositary”) in connection with the Tender Offer.

Questions regarding the terms of the Tender Offer and requests for assistance in connection with the Tender Offer may be directed to Barclays, Credit Suisse, TD Securities or the Information Agent at their addresses and telephone numbers set forth below:

Barclays Capital Inc.	Credit Suisse Securities (USA) LLC	TD Securities (USA) LLC
745 Seventh Avenue New York, New York 10019 Toll-Free: (800) 438-3242 Collect: (212) 528-7581 Attn: Liability Management Group Email: us.lm@barclayscapital.com	Eleven Madison Avenue New York, New York 10010 Toll-Free: (800) 221-1037 Collect: (212) 325-7823 Attn: Liability Management Group Email: americas.lm@credit-suisse.com	1 Vanderbilt Avenue, 12th Floor New York, New York 10017 Toll-Free: (866) 584-2096 Collect: (212) 827-7795 Attn: Liability Management Email: LM@tdsecurities.com

Questions concerning tender procedures and requests for assistance or copies of the Offer to Purchase should be directed to the Information Agent.

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, New York 10006

Attention: Corporate Actions

Email: contact@gbsc-usa.com

https://www.gbsc-usa.com/Walmart/

Banks and Brokers call: (212) 430-3774

U.S. Toll-Free: (866) 924-2200

International call: 001-212-430-3774

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offer. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offer. None of the Dealer-Managers, the Information Agent, the Depositary or the Company makes any recommendation as to whether holders should tender their Securities for purchase pursuant to the Tender Offer.

None of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Securities or the Tender Offer contained in this announcement or in the Offer to Purchase. None of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates is acting for any holder, or will be responsible to any holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offer, and, accordingly, none of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Securities which is material in the context of the Tender Offer and which is not otherwise publicly available.

General

Neither this announcement, the Offer to Purchase nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to the Tender Offer will not be accepted from holders) in any circumstances in which such offer or solicitation is unlawful. The Company is not aware of any jurisdiction where the making of the Tender Offer is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to the Tender Offer. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offer will not be made to the holders of Securities residing in each such jurisdiction.

In any jurisdictions where the securities, blue sky or other laws require the Tender Offer to be made by a licensed broker or dealer in any such jurisdiction, the Tender Offer shall be deemed to be made on behalf of the Company by such Dealer-Manager or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

By tendering your Securities, or instructing your custodian to tender your Securities, pursuant to the Tender Offer, you are representing and warranting that you are not a person to whom it is unlawful to make an invitation to tender pursuant to the Tender Offer under applicable law, and you have observed (and will observe) all laws of relevant jurisdictions in connection with your tender. Each holder participating in the Tender Offer will be deemed to give certain representations as set out in the Offer to Purchase under the heading “The Tender Offer—Procedures for Tendering Securities.” If you are unable to make these representations, your tender of Securities for purchase may be rejected. Each of the Company, the Dealer-Managers, the Depositary and the Information Agent reserves the right, in its sole and absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to the Tender Offer, whether any such representation given by a holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

About Walmart

Walmart Inc. (NYSE: WMT) helps people around the world save money and live better—anytime and anywhere—in retail stores, online, and through their mobile devices. Each week, approximately 220 million customers and members visit approximately 10,500 stores and clubs under 48 banners in 24 countries and eCommerce websites. With fiscal year 2021 revenue of $559 billion, Walmart employs 2.2 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy and employment opportunity.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “estimate,” “deliver” and “target” and similar expressions are intended to identify the Company’s forward-looking statements, including, but not limited to, statements about the expected timing, size or other terms of the Tender Offer and the Company’s ability to complete the Tender Offer. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Please see the Cautionary Statement Regarding Forward-Looking Statements in the Offer to Purchase, as well as the Company’s Cautionary Statements Regarding Forward-Looking Statements and risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company urges you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this release. Walmart cannot assure you that the results reflected in or implied by any forward-looking statement will be realized or, even if substantially realized, that those results will have the forecasted or expected consequences and effects. The forward-looking statements made today are as of the date of this release. Walmart Inc. disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.

Investor Relations contact	Media Relations contact
Dan Binder, CFA (4779) 258-7172	Randy Hargrove (800) 331-0085